UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 29, 2013

NEW SOURCE ENERGY PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35809	38-3888132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
914 North Broadway, Suite 230
Oklahoma City, Oklahoma 73102
(405) 272-3028
(Address of Principal Executive Offices, Including Zip Code)
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On April 4, 2013, New Source Energy Partners L.P. (“NSLP” or the “Partnership”) filed a Current Report on Form 8-K to report the March 29, 2013 completion by the Partnership of the acquisition (the “March Acquisition”) from New Source Energy Corporation, a Delaware corporation, Scintilla, LLC, an Oklahoma limited liability company, (“Scintilla”) and W.K. Chernicky, LLC, an Oklahoma limited liability company, of certain oil and gas properties, located in the Golden Lane field and in the Luther field, which is adjacent to the Golden Lane Field. On October 10, 2013, the Partnership filed a Current Report on Form 8-K to report the October 4, 2013 completion by the Partnership of the acquisition (the “October Acquisition”) from Scintilla of working interests in 25 producing wells and related undeveloped leasehold rights in the Southern Dome field in Oklahoma County, Oklahoma. On November 18, 2013, the Partnership filed a Current Report on Form 8-K to report the November 12, 2013 completion by the Partnership of the acquisition (the “MCE Acquisition”) from MCE, LLC, a Delaware limited liability company, of all of the limited partnership interests in MCE, LP, a Delaware limited partnership (“MCE LP”), and all of the membership interests in MCE GP, LLC, a Delaware limited liability company and the general partner of MCE LP.
This Current Report on Form 8-K/A includes as Exhibit 99.1 a pro forma financial statement for the year ended December 31, 2013 reflecting the March Acquisition, the October Acquisition and the MCE Acquisition.This pro forma financial statement supplements NSLP’s previously-filed financial statements related to the March Acquisition, October Acquisition and the MCE Acquisition and is being filed to satisfy the requirements of Rule 11-01 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(b)    Pro forma financial information. The unaudited pro forma condensed consolidated statement of operations, giving effect to the March Acquisition, the October Acquisition and the MCE Acquisition for the year ended December 31, 2013, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

New Source Energy Partners L.P.

	By:	New Source Energy GP, LLC, its general partner

Dated: April 7, 2014	By:	/s/ Kristian B. Kos
	Name:	Kristian B. Kos
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2013.